Fees and Expenses	Jun. 25, 2026
Horizon Equity Premium Income Fund
Prospectus [Line Items]
Expense Example Narrative [Text Block]

Example. This Example is intended to help you compare the cost of investing in the Equity Premium Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Equity Premium Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Premium Income Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be: